CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, allowance	$ 943	$ 590
Ordinary shares, par value	$ 0.02	$ 0.02
Ordinary shares, shares authorized	5,002,500,000	5,002,500,000
Ordinary shares, issued	570,489,352	560,972,080
Ordinary shares, outstanding	570,489,352	560,972,080